UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June14, 2018

BAR HARBOR BANKSHARES
(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400	04609-0400
82 Main Street	(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(207) 288-3314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 14, 2018, Bar Harbor Bankshares (NYSE American: BHB) (“the Company”) mailed to its shareholders the quarterly dividend letter with respect to the previously announced dividend of $0.20 per share of common stock, payable on June 14, 2018 to all shareholders of record as of the close of business May 14, 2018. A copy of the Company’s shareholder dividend letter is filed with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit Number	Description
99.1	Copy of the Company’s shareholder dividend letter dated June 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: June 14, 2018	By: /s/ Curtis C. Simard
Curtis C. Simard
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of the Company’s shareholder dividend letter dated June 14, 2018